UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 18, 2024

Amarin Corporation plc

(Exact name of registrant as specified in its charter)

England and Wales	0-21392	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Iconic Offices, The Greenway, Block C Ardilaun Court, 112 – 114 St Stephens Green, Dublin 2, Ireland	Not applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +353 1 6699 020

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares (ADS(s)), each ADS representing the right to receive one (1) Ordinary Share of Amarin Corporation plc	AMRN	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Compensatory Arrangements of Certain Officers.

As described under Item 5.07 of this Current Report on Form 8-K, on April 18, 2024, at the Annual General Meeting of Shareholders (the “Annual Meeting”) of Amarin Corporation plc (the “Company”), the Company’s shareholders approved Amendment No. 3 to the Company’s 2020 Stock Incentive Plan, as amended (the “2020 Plan”) to increase the share reserve under the 2020 Plan by 10,000,000 ordinary shares or ADSs (as defined below), as the case may be (the “Shares”) and to increase the number of Shares that may be issued in the form of incentive stock options by 10,000,000 Shares (the “Plan Amendment No. 3”). The 2020 Plan was originally adopted by the Company’s board of directors on March 16, 2020 and approved by the Company’s shareholders at its 2020 annual general meeting.

The Company’s officers and directors are among the persons eligible to receive awards under the 2020 Plan in accordance with the terms and conditions thereunder. A detailed summary of the 2020 Plan and the Plan Amendment No. 3 is set forth in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2024 (the “Proxy Statement” under the caption “Proposal No. 6: Adoption of an Amendment to the Company’s 2020 Stock Incentive Plan,As Amended” which summary is incorporated herein by reference). That detailed summary of the 2020 Plan and the Plan Amendment No. 3, and the foregoing description of the Plan Amendment No. 3, are qualified in their entirety by reference to the full text of the 2020 Plan and the Plan Amendment No. 3, a copy of each of which is filed herewith as Exhibit 10.1 and 10.2, respectively, and which are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on April 18, 2024. The matters set forth below were voted on and approved by the Company’s shareholders at the Annual Meeting. There were approximately 421,174,494 ordinary shares entitled to vote at the Annual Meeting based on the February 20, 2024 record date, of which approximately 401,870,067 were held in the name of Citibank, N.A., which issues Company-sponsored American Depositary Receipts (“ADRs”) evidencing American Depositary Shares (“ADSs”) which, in turn, each represent one ordinary share. Of the ordinary shares entitled to vote, 255,152,802 shares, or approximately 61%, were present and voting in person or by proxy at the Annual Meeting. In accordance with the Company’s Articles of Association, the presence, in person or by proxy, of a quorum for the transaction of business at the Annual Meeting was constituted by at least two shareholders who held shares as of February 20, 2024.

The matters set forth below were voted on at the Annual Meeting. Detailed descriptions of these matters and voting procedures applicable to these matters at the Annual Meeting are contained in the Proxy Statement. All matters were approved in accordance with the Company’s Articles of Association. Set forth below are the voting results for each matter.

(1) An ordinary resolution to re-elect Mr. Patrick Holt as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
136,073,314	5,215,323	2,477,170	111,386,995

(2) An ordinary resolution to re-elect Mr. Louis Sterling III as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
131,897,029	9,379,465	2,489,313	111,386,995

(3) An ordinary resolution to re-elect Ms. Patrice Bonfiglio as a director:

Votes For	Votes Against	Abstentions	Broker Non- Votes
132,861,738	8,367,933	2,536,136	111,386,995

(4) A non-binding advisory vote to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non- Votes
111,449,588	28,688,121	3,628,098	111,386,995

(5) An ordinary resolution to appoint Ernst & Young LLP as the Company’s U.S. independent registered public accounting firm for the fiscal year ending December 31, 2024 and U.K. statutory auditors under the Companies Act 2006 (to hold office until the conclusion of the next general meeting at which accounts are laid before the Company), and to authorize the Audit Committee to fix and determine the auditors’ remuneration:

Votes For	Votes Against	Abstentions	Broker Non- Votes
246,283,751	6,678,260	2,190,791	-

(6) An ordinary resolution to adopt and approve the proposed amendment to the Company’s 2020 Stock Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non- Votes
110,294,057	25,315,132	8,156,618	111,386,995

(7) A special resolution to authorize and approve, subject to the confirmation of the High Court of Justice in England and Wales, the cancellation of the amount standing to the credit of the share premium account of the Company as at the date of the court hearing:

Votes For	Votes Against	Abstentions	Broker Non- Votes
135,942,337	5,743,426	2,080,044	111,386,995

(8) An ordinary resolution to authorize and approve, in accordance with section 694 of the Companies Act 2006, the terms of the share repurchase agreement dated 9 January 2024 and made between the Company and Cantor Fitzgerald & Co.:

Votes For	Votes Against	Abstentions	Broker Non- Votes
139,181,600	3,922,810	661,397	111,386,995

(9) A special resolution to authorize and approve the amended and restated articles of association of the Company which eliminate the classified structure of the board of directors and provide that all directors of the Company are required to retire and seek re-election on an annual basis at each future annual general meeting of the Company:

Votes For	Votes Against	Abstentions	Broker Non- Votes
133,418,475	6,237,818	4,109,514	111,386,995

Item 8.01. Other Events.

On April 22, 2024, the Company issued a press release titled “Amarin Announces Results of Annual General Meeting of Shareholders.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Articles of Association of the Company
10.1	The Amarin Corporation plc 2020 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on July 14, 2020)
10.2	Amendment No. 3 to the Amarin Corporation plc 2020 Stock Incentive Plan
99.1	Press Release, dated April 22, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2024	Amarin Corporation plc

	By:	/s/ Jonathan Provoost
Jonathan Provoost
Executive Vice President, Chief Legal & Compliance Officer and Secretary